UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2026

Forum Markets, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2875 South Ocean Blvd, Suite 200 Palm Beach, FL	33480
(Address of Principal Executive Offices)	(Zip Code)

(650) 507-0669

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FRMM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 17, 2026, Forum Markets, Incorporated (formerly ETHZilla Corporation, which was formerly 180 Life Sciences Corp.) (“Forum” or the “Company”) issued a press release announcing (i) the reinitiation of the Company’s share repurchase program, (ii) the formation of a special committee (the “Special Committee”) comprised entirely of independent members of the Company’s Board of Directors (the “Board”) to evaluate proposals to maximize shareholder value and (iii) the retention of Clear Street LLC (“Clear Street”) as the Company's independent financial advisor, each as more fully described below in Item 8.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Reinitiation of Share Repurchase Program

On April 15, 2026, the Board unanimously authorized the reinitiation of the Company's share repurchase program, effective April 15, 2026, including authorization for repurchases in volumes that may exceed the limitations of the Rule 10b-18 safe harbor under the Securities Exchange Act of 1934, as amended. The Board views share repurchases at current price levels as a direct and immediate expression of its conviction in Forum’s intrinsic value.

Formation of a Special Committee

The Board has established a Special Committee comprised entirely of independent directors — Angela Dalton, Michael Edwards, and Jason New — to evaluate proposals aimed at narrowing the gap between the Company’s current market value and the intrinsic value of its business, and to identify the optimal outcome for shareholders. The Special Committee will engage with parties who have approached the Company to date and evaluate proposals therefrom.

Additionally, the Special Committee has been authorized to examine the full range of value-maximizing pathways available to the Company, including:

•	Potential mergers with or acquisitions of private companies that are strategically aligned and/or with transformational potential;

•	The sale of the Company or material assets of the Company;

•	Partnerships with new capital partners to accelerate Forum’s growth and platform development; or

•	Return of substantially all of the Company’s capital and assets to shareholders, in an orderly fashion and in a form to be determined, in the event that no other proposal meets the Committee’s valuation threshold.

Retention of Clear Street

The Board has retained Clear Street as its independent financial advisor to evaluate proposals under consideration, provide rigorous third-party valuation analysis, and broaden the scope of strategic opportunities available to the Company. Clear Street will support the Special Committee in its deliberations and assist in identifying and evaluating potential counterparties and transaction structures.

Continued Execution of Business Plan

Forum will continue to execute across its business lines and pursue revenue and cash flow growth throughout this process. Management remains fully focused on execution and on growing the business.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the timing and amount of purchases under the share repurchase program, if any, the evaluation of strategic alternatives and the timing, completion, and terms of a strategic transaction, if any, and our ability to maximize the company’s value. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond Forum’s control, and actual results may differ materially. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “targets,” “scheduled,” “anticipates,” “soon,” “goal,” “intends,” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements.

Applicable risks and uncertainties include, among others, the ability to find a strategic transaction on acceptable terms; the risk that Forum is unable to tokenize its investment positions as anticipated; Forum’s ability to achieve profitable operations; risks relating to Forum’s recent acquisitions; expectations regarding the capitalization, resources and ownership structure of Forum; the digital assets held by Forum; government regulation of cryptocurrencies; changes in securities laws or regulations; changes in business, market, financial, political and regulatory conditions; and other risks identified under the heading “Risk Factors” in Forum’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as other information Forum has filed or may file with the U.S. Securities and Exchange Commission (the “SEC”). Readers are encouraged to read Forum’s filings with the SEC, available at www.sec.gov. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this document, and Forum undertakes no obligation to update any forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated April 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM MARKETS, INCORPORATED

Date: April 17, 2026	By:	/s/ McAndrew Rudisill
	Name:	McAndrew Rudisill
	Title:	Chief Executive Officer

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